MET INVESTORS SERIES TRUST

                                POWER OF ATTORNEY

            I, a member of the Board of Trustees of Met Investors Series Trust (the "Trust"), hereby constitute and appoint Elizabeth M. Forget, Paul G. Cellupica, John E. Connolly, Jr. and Robert N. Hickey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of FI Mid Cap Opportunities Portfolio, a series of Metropolitan Series Fund, Inc., into Van Kampen Mid Cap Growth Portfolio, a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

            Witness my hand on the 12th of November, 2009.


                             /s/ Stephen M. Alderman
                           ___________________________________
                                 Stephen M. Alderman, Trustee
                                 Met Investors Series Trust

                           MET INVESTORS SERIES TRUST

                                POWER OF ATTORNEY


            I, a member of the Board of Trustees of Met Investors Series Trust (the "Trust"), hereby constitute and appoint Elizabeth M. Forget, Paul G. Cellupica, John E. Connolly, Jr. and Robert N. Hickey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of FI Mid Cap Opportunities Portfolio, a series of Metropolitan Series Fund, Inc., into Van Kampen Mid Cap Growth Portfolio, a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

            Witness my hand on the 12th of November, 2009


                               /s/ Robert Boulware
                            ___________________________________
                                   Robert Boulware, Trustee
                                   Met Investors Series Trust

                           MET INVESTORS SERIES TRUST


                                POWER OF ATTORNEY


            I, a member of the Board of Trustees of Met Investors Series Trust (the "Trust"), hereby constitute and appoint Elizabeth M. Forget, Paul G. Cellupica, John E. Connolly, Jr. and Robert N. Hickey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of FI Mid Cap Opportunities Portfolio, a series of Metropolitan Series Fund, Inc., into Van Kampen Mid Cap Growth Portfolio, a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

            Witness my hand on the 12th of November, 2009.



                              /s/ Jack R. Borsting
                            ___________________________________
                                  Jack R. Borsting, Trustee
                                  Met Investors Series Trust

                           MET INVESTORS SERIES TRUST


                                POWER OF ATTORNEY


            I, a member of the Board of Trustees of Met Investors Series Trust (the "Trust"), hereby constitute and appoint Elizabeth M. Forget, Paul G. Cellupica, John E. Connolly, Jr. and Robert N. Hickey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of FI Mid Cap Opportunities Portfolio, a series of Metropolitan Series Fund, Inc., into Van Kampen Mid Cap Growth Portfolio, a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

            Witness my hand on the 12th of November, 2009.



                               /s/ Daniel A. Doyle
                             ___________________________________
                                   Daniel A. Doyle, Trustee
                                   Met Investors Series Trust

                           MET INVESTORS SERIES TRUST


                                POWER OF ATTORNEY


            I, a member of the Board of Trustees of Met Investors Series Trust (the "Trust"), hereby constitute and appoint Elizabeth M. Forget, Paul G. Cellupica, John E. Connolly, Jr. and Robert N. Hickey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of FI Mid Cap Opportunities Portfolio, a series of Metropolitan Series Fund, Inc., into Van Kampen Mid Cap Growth Portfolio, a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

            Witness my hand on the 12th of November, 2009.



                               /s/ Susan C. Gause
                             ___________________________________
                                   Susan C. Gause, Trustee
                                   Met Investors Series Trust

                           MET INVESTORS SERIES TRUST

                                POWER OF ATTORNEY



            I, a member of the Board of Trustees of Met Investors Series Trust (the "Trust"), hereby constitute and appoint Elizabeth M. Forget, Paul G. Cellupica, John E. Connolly, Jr. and Robert N. Hickey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of FI Mid Cap Opportunities Portfolio, a series of Metropolitan Series Fund, Inc., into Van Kampen Mid Cap Growth Portfolio, a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

            Witness my hand on the 12th of November, 2009.



                                 /s/ Dawn M. Vroegop
                              ___________________________________
                                     Dawn M. Vroegop, Trustee
                                     Met Investors Series Trust